EXHIBIT 99.1


                     AMENDED BYLAWS OF P0SSIS MEDICAL, INC.


                                    ARTICLE I

                          DEFINITIONS AND ABBREVIATIONS

As used herein, the following terms shall have the following meanings:

"Corporation" means Possis Medical, Inc.

"Act" means the Minnesota Business Corporation Act, as amended from time to time.

"Articles of Incorporation" or "Articles" mean the Articles of Incorporation of the Corporation, as amended from time to time.

"Bylaws" means the Bylaws of the Corporation, as amended from time to time.

"Authorized Shares" means the shares of all classes of stock which the Corporation is authorized by the Articles of Incorporation to issue.

"Registered Holders" means the shareholders of record of the issued shares of the Corporation as they appear upon the Shareholders' Ledger maintained by the Transfer Agent.

                                   ARTICLE II

                                 IDENTIFICATION

Section 1.  NAME.  The name of the Corporation is Possis Medical, Inc.

Section 2.  REGISTERED OFFICE AND REGISTERED AGENT.

     Clause (a). OBLIGATION TO MAINTAIN. The Corporation shall have and continuously maintain in the State of Minnesota a registered office which may be, but need not be, the same as its place of business.

     Clause (b) REGISTERED OFFICE. The registered office of the Corporation in Minnesota shall be that set forth in a statement of the Board of Directors filed with the Secretary of State of the State of Minnesota.

Section 3. PRINCIPAL BUSINESS OFFICE. The principal business office of the Corporation is 9055 Evergreen Blvd. N.W., Minneapolis, Minnesota. The
Corporation may have such other business offices either within or without the State of Minnesota as the Board of Directors may from time to time establish.

Section 4. SEAL. If so directed by the Board of Directors, the Corporation may use a corporate seal. The failure to use such a seal, however, shall not affect the validity of any documents executed on behalf of the Corporation. The seal of the Corporation shall be circular in form and mounted upon a metal die, suitable for impressing the same upon paper. The seal need only include the word "Seal", but it may also include, at the discretion of the Board, such additional wording as is permitted by law.

Section 5. FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of August in each year and end on the last day of July the following year.

                                   ARTICLE III

                                  CAPITAL STOCK

Section 1. SUBSCRIPTIONS FOR SHARES. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after the organization of the Corporation, shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series, as the case may be. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

Section 2. CONSIDERATION FOR SHARES. Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors provided it not be less than the par value of the shares so issued.

Section 3. PAYMENT FOR SHARES. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and non-assessable. Neither promissory notes nor future services shall constitute payment or part payment for shares of the Corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors or the shareholders, as the case may be, as to the value of the consideration received for shares shall be conclusive. No certificate shall be issued for any share until such share is fully paid.

Section 4. CERTIFICATED AND UNCERTIFICATED SHARES. Shares of the Corporation's stock may be certificated or uncertificated, as provided under Minnesota law. Certificates of shares of the Corporation shall be in such form as shall be prescribed by law and adopted by the Board of Directors, certifying the number of shares of the Corporation owned by each shareholder. The certificates shall be numbered in the order in which they are issued and shall be signed by the Chief Executive Officer and the Secretary or by such other officers as the Board of Directors may designate. The signatures of the Chief Executive Officer and the Secretary upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she was such officer at the date of its issue. Such certificates shall also have such legends as may be required by any shareholder agreement or other agreement.

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Section 5. CERTIFICATED AND  UNCERTIFICATED  SHARES OF COMMON STOCK. Each holder of the Common Stock of the Corporation shall be entitled to either a certificate in a form approved by the Board of Directors or evidence of an uncertificated book entry representing said stock.

Section 6. TRANSFER OF SHARES. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon surrender of the certificate. The Corporation may treat, as the absolute owner of the shares of the Corporation, the person or persons in whose name or names the shares are registered on the books of the Corporation. The transfer of uncertified shares, if any, shall be made by the means determined by the Board of Directors. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been cancelled. The rights against the Corporation inherent in certified shares are transferable only by registration of such shares in the name of the assignee as the registered holder on the Shareholders Ledger maintained by the Transfer Agent of the Corporation.

Section 7. TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint one or more transfer agents and one or more registrars and may require all certificates for shares to bear the signature or signatures of any of them. The Transfer Agent shall maintain among other records a Shareholders' Ledger, setting forth, among other things, the names and addresses of the holders of all issued shares of the Corporation, the number of shares held by each, the certificate numbers representing such shares, and the date of issue of the certificates representing such shares. The Registrar shall maintain among other records a Share Register, setting forth, among other things, the total number of shares of each class of shares which the Corporation is authorized to issue, and the total number of shares actually issued. The Shareholders' Ledger and the Share Register are hereby identified as the Stock Transfer Books of the Corporation; but as between the Shareholders' Ledger and the Share Register, the names and addresses of shareholders, as they appear on the Shareholders' Ledger maintained by the Transfer Agent, shall be the official list of "shareholders of record" of the Corporation, in the Articles of Incorporation, Bylaws, stock certificates, minutes and other records of the Corporation occasionally referred to as "registered holders." The name and address of each shareholder of record, as they appear upon the Shareholders' Ledger, shall be conclusive evidence as to who are the shareholders entitled to receive notice of the meetings of shareholders; to vote at such meetings, to examine a complete list of the shareholders entitled to vote at meetings; and to own, enjoy, and exercise any other property or rights deriving from such shares against the Corporation. Shareholders, but not the Corporation, its Directors, Officers, Agents or Attorneys, shall be responsible for notifying the Transfer Agent, in writing, of any changes in their names or addresses from time to time, and failure so to do will relieve the Corporation, its other Shareholders, Directors, Officers, Agents, and Attorneys, and its Transfer Agent and Registrar, of liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing in the Shareholders' Ledger maintained by the Transfer Agent.

Section 8. LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate for shares of stock in the place of any certificate theretofore issued and alleged to have been lost, stolen or destroyed, but the Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to furnish affidavits as to such loss, theft, or destruction and to give a bond in such form and substance, and with such surety or sureties, with fixed or open penalty, as it may direct, to indemnify the Corporation and the Transfer Agent and Registrar against any claim that may be made on account of the alleged loss, theft or destruction of such certificate.

                                   ARTICLE IV

                                THE SHAREHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of the shareholders of the Corporation may be held at such place, either within or without the State of Minnesota, as may be specified in the respective notices, or waivers of notice, thereof, or proxies to represent shareholders thereat.

Section 2. ANNUAL MEETING. An annual meeting of the shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held on an annual basis as determined by the Board of Directors.

Section 3. SPECIAL MEETINGS. Special meetings of the shareholders may be called by the Chief Executive Officer, the Board of Directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

Section 4. NOTICE OF MEETINGS--WAIVER. Written or printed notice, stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the Officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at this address as it appears on the Stock Transfer Books of the Corporation, with postage thereon prepaid. Waiver by a shareholder of notice in writing of a shareholders' meeting, signed by him, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance by a shareholder, whether in person or by proxy, at a shareholders' meeting shall constitute a waiver of notice of such meeting.

Section 5. MEETINGS HELD UPON SHAREHOLDER DEMAND.  Annual or special meetings of
the  shareholders  may  be  demanded  by  a  shareholder   under  the  following
circumstances:

     Clause (a). If an annual meeting of shareholders has not been held during the immediately preceding fifteen (15) months, a shareholder or shareholders holding three percent (3%) or more of all voting shares may demand an annual meeting of shareholders by written notice of demand given to the Chief Executive Officer or Chief Financial Officer the Corporation. If the Board fails to cause an annual meeting to be called and held as required by law, the shareholder or shareholders making the demand may call the meeting by giving notice as required by law, all at the expense of the Corporation.

     Clause (b). A shareholder or shareholders holding ten percent (10%) or more of the voting power of all shares entitled to vote may demand a special meeting of shareholders by written notice of demand given to the Chief Executive Officer or Chief Financial Officer of the Corporation and containing the purpose of the meeting, except that a special meeting for the purpose of considering any action to directly or indirectly effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by twenty-five percent (25%) or more of the voting power of all shares entitled to vote. Within thirty (30) days after receipt of the notice of demand by the Chief Executive Officer or Chief Financial Officer, it shall be the duty of the Board of Directors to cause a special meeting to be duly called and held on notice no later than ninety (90) days after receipt of the demand. If the Board of Directors fails to cause such a meeting to be called and held as required by this Section, the shareholder or shareholders making the demand may call the meeting by giving notice as provided in Article IV, Section 4.

Section 6. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the Stock Transfer Books shall be closed for a stated period but not to exceed, in any case, sixty days. If the Stock Transfer Books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the Stock Transfer Books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the Stock Transfer Books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the Stock Transfer Books and the stated period of closing has expired.

Section 7. QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The shareholders present at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 8. VOTING.

     Clause (a) COMMON STOCK. Except as otherwise provided by the Act or by the Articles of Incorporation, every holder of the Common Stock of the Corporation shall be entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation.

     Clause (b) PROHIBITION AGAINST VOTING STOCK. Common Stock shall not be voted at any meeting of shareholders in any of the following events:

     Item (i) If any installment of the purchase price owing the Corporation for such shares is due and unpaid thereon.

     Item (ii) If the certificate representing such shares shall have been transferred on the Shareholders' Ledger maintained by the Transfer Agent of the Corporation after the record date for determining shareholders entitled to vote at the meeting has been fixed by the Board of Directors, or, if no record date is so fixed, then after the date on which notice of the meeting is mailed to shareholders.

     Clause (c) PROXIES. A shareholder may vote either in person or by proxy executed in writing by the shareholder, or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Clause (d) VOTING OF SHARES OWNED BY OTHER CORPORATIONS. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the Bylaws of such other corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such other corporation may determine; or, in the absence of such provision or determination, as the President or Vice President and Secretary or Assistant Secretary of such other corporation may by proxy, duly executed and sealed (but not necessarily acknowledged or verified), designate.

     Clause (e) VOTING OF SHARES OWNED BY FIDUCIARIES. Shares held by an administrator, executor, guardian or conservator may be voted either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. It shall not be necessary for such fiduciary to obtain a court order authorizing him to vote such shares. The general proxy of a fiduciary shall be given the same weight and effect as a general proxy of an individual or corporation.

     Clause (f) VOTING OF SHARES OWNED BY RECEIVERS. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     Clause (g) VOTING OF PLEDGED SHARES. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge, and thereafter the pledge shall be entitled to vote the shares so transferred.

Section 9. PROPOSALS. To be properly brought before a regular meeting of shareholders, business must be (i) specified in the notice of the meeting, (ii) directed to be brought before the meeting by the Board of Directors or (iii) proposed at the meeting by a shareholder who (A) was a shareholder of record at the time of giving of notice provided for in these Bylaws, (B) is entitled to vote at the meeting and (C) gives prior notice of the matter, which must otherwise be a proper matter for shareholder action, in the manner herein provided. For business to be properly brought before a regular meeting by a shareholder, the shareholder must give written notice to the Secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least 120 days before the date that is one year after the date of the corporation's proxy statement for the prior year's regular meeting. Such notice shall set forth (i) the name and record address of the shareholder and of the beneficial owner, if any, on whose behalf the proposal will be made, (ii) the class and number of shares of the Corporation owned by the shareholder and beneficially owned by the beneficial owner, if any, on whose behalf the proposal will be made, (iii) a brief description of the business desired to be brought before the regular meeting and the reasons for conducting such business and (iv) any material interest in such business of the shareholder and the beneficial owner, if any, on whose behalf the proposal is made. The chairman of the meeting may refuse to acknowledge any proposed business not made in compliance with the foregoing procedure.

Section 10. CONDUCT OF SHAREHOLDER MEETINGS. The presiding officer of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for conduct of the meeting. To the extent not prohibited by law, such rules, regulations or procedures may include, without limitation, establishment of (i) an agenda or order of business for the meeting and the method by which business may be proposed, (ii) rules and procedures for maintaining order at the meeting and the safety of those present, (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized proxies or such other person as the presiding officer of the meeting shall determine, (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof and (v) limitations on the time allotted to questions or comments by participants. Any proposed business contained in the notice of a regular meeting is deemed to be on the agenda and no further motions or other actions shall be required to bring such proposed business up for consideration. Unless and to the extent otherwise determined by the presiding officer of the meeting, it shall not be necessary to follow Robert's Rules of Order or any other rules of parliamentary procedure in the meeting of the shareholders. Following completion of the business of the meeting as determined by the presiding officer of the meeting, the presiding officer of the meeting shall have the exclusive authority to adjourn the meeting.

                                    ARTICLE V

                             THE BOARD OF DIRECTORS

Section  1.  NUMBER  AND  QUALIFICATIONS.   The  business  and  affairs  of  the
Corporation shall be managed by a Board of not more than nine Directors, who need not be residents of the State of Minnesota, or shareholders of the Corporation. The number of Directors may be any lesser number, but may not be less than three. The number of Directors may be increased to any number, from time to time, by amendment of this Section; but no decrease shall have the effect of shortening the term of any incumbent Director.

Section 2.  ELECTION.

     Clause (a) Members of the Board of Directors shall hold office until the next annual meeting of the shareholders or until death, resignation, removal or disqualification. At each annual meeting, the shareholders shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office for the term for which he is elected, and until his successor shall be elected and qualified.

     Clause (b) Nominations of persons for election as Directors at a regular meeting of shareholders may be made (i) by or at the direction of the Board of Directors or (ii) by any shareholder who (A) was a shareholder of record at the time of giving of notice provided for in these Bylaws, (B) is entitled to vote at the meeting and (C) gives prior notice of the nomination in the manner herein provided. For a nomination to be properly made by a shareholder, the shareholder must give written notice to the Secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least 120 days before the date that is one year after the date of the corporation's proxy statement for the prior year's regular meeting. Such notice shall set forth (i) as to the shareholder giving the notice: (A) the name and record address of the shareholder and the beneficial owner, if any, on whose behalf the nomination will be made, and (B) the class and number of shares of the Corporation owned by the shareholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made and (ii) as to each person the shareholder proposes to nominate: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person and (C) the class and number of shares of the Corporation's capital stock beneficially owned by the person. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Section 3. VACANCIES. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of increase in the number of Directors may be filled by the affirmative vote of the majority of the remaining Directors, though less than a quorum of the Board of Directors. A Director elected to fill such a vacancy shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.

Section 4. PLACE OF MEETINGS. Meetings of the Board of Directors of the Corporation, annual, regular or special, may be held either within or without the State of Minnesota. A conference among Directors of the Corporation by any means of communication through which the Directors may simultaneously hear each other during the conference constitutes a meeting of the Board of Directors.

Section 5. ANNUAL MEETINGS. The Board of Directors shall meet each year immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held (either within or without the State of Minnesota), or at such other location as the Board shall determine, for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be necessary.

Section 6. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at least four (4) times a year as the Board of Directors may, from time to time, determine.

Section 7. SPECIAL MEETINGS. Special meetings of the Board of Directors of the Corporation shall be held upon notice thereof by letter, facsimile, telephone, electronic mail, word-of-mouth or other means given not later than twenty-four
(24) hours prior to the time for such meeting. Notice of any special meeting of the Board of Directors may be waived in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, and shall be equivalent to the giving of such notice. Attendance of a Director at a special meeting shall constitute a waiver of notice of such special meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business, because such special meeting is not lawfully convened. Neither the business to be transacted at, nor the purpose of any special meeting of the Board of Directors, need be specified in the notice, or waiver of notice of such meeting.

Section 8. QUORUM. A majority of the Directors currently holding office shall constitute a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 9. COMMITTEES.

     Clause (a) A resolution approved by the affirmative vote of a majority of the Board of Directors may establish committees having the authority of the Board in the management of the business of the Corporation to the extent provided in the resolution. Committees shall be subject at all times to the direction and control of the Board, except as provided in Article V, Section 10.

     Clause (b) A committee shall consist of one or more natural persons, who need not be Directors, appointed by the affirmative vote of a majority of the Directors present at a duly held meeting of the Board.

     Clause (c) Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any Director.

Section 10. COMMITTEE OF DISINTERESTED PERSONS. Pursuant to the procedure set forth in Section 9 above, the Board may establish a committee composed of two or more disinterested Directors or other disinterested persons to determine whether it is in the best interest of the Corporation to pursue a particular legal right or remedy of the Corporation and whether to cause the dismissal or discontinuance of a particular proceeding that seeks to assert a right or remedy on behalf of the Corporation. For the purposes of this Section, a Director or other person is "disinterested" if the director or other person is not the owner of more than 1% of the stock of the Corporation or a related corporation, is not a present or former officer, employee, or agent of the Corporation or of a related corporation, and has not been made or threatened to be made a party to the proceeding in question. The committee, once established, is not subject to the direction or control of, or termination by, the Board. A vacancy on the committee may be filled by a majority vote of the remaining committee members. The good faith determinations of the committee are binding upon the Corporation and its directors, officers, and shareholders. The committee shall terminate when it issues a written report of its determinations to the Board.

Section 11. DIVIDENDS.

     Clause (a) SHARE DIVIDENDS. The Board of Directors or the shareholders may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its own shares, except when the
Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Articles of Incorporation or the Act.

Section 12. LOANS. The Board of Directors shall have power with respect to the lending of funds:

     Clause (a) TO LEND FUNDS GENERALLY. To lend money for any general business purposes; invest the funds of the Corporation from time to time; and take and hold real and personal property as security for the payment of funds so loaned or invested; but to make no loans secured by the shares of the Corporation.

     Clause (b) TO LEND FUNDS TO EMPLOYEES. To lend money to, and otherwise assist, its employees, other than its Directors and Officers; but to make no loans secured by the shares of the Corporation.

Section 13. IMPROPER ACTION AT MEETINGS.

     Clause (a) IMPROPER DIVIDEND OR DISTRIBUTION. Directors who vote for or assent to the declaration of any dividend or other distribution of the assets of the Corporation to its shareholders contrary to the provisions of the Act or the Articles of Incorporation, shall be jointly and severally liable to the Corporation for the amount of such dividend which is paid or the value of such assets which are distributed in excess of the amount of such dividend or distribution which could have been paid or distributed without a violation of hate provisions of the Act or the Articles of Incorporation.

     Clause (b) IMPROPER PURCHASE OF SHARES OF THE CORPORATION. Directors who vote for or assent to the purchase of the shares of the Corporation contrary to the provisions of the Act or the Articles of Incorporation shall be jointly and severally liable to the Corporation for the amount of consideration paid for such shares which is in excess of the maximum amount which could have been paid therefore without a violation of the provisions of the Act or the Articles of Incorporation.

     Clause (c) IMPROPER LIQUIDATION OF ASSETS. Directors who vote for or assent to any distribution of assets of the Corporation to its Shareholders during the liquidation of the Corporation without payment and discharge of, or making adequate provision for, all known debts, obligations, and liabilities of the Corporation shall be jointly and severally liable to the Corporation for the value of such assets which are distributed to the extent that such debts, obligations and liabilities of the Corporation are not thereafter paid and discharged.

     Clause (d) IMPROPER LOANS. Directors who vote for or assent to the making of a loan to an Officer or Director of the Corporation, or the making of any loan secured by shares of the Corporation, shall be jointly and severally liable to the Corporation for the amount of such loan until the repayment thereof.

     Clause (e) EFFECT OF GOOD FAITH. A Director shall not be liable under Clauses (a), (b), or (c) of this Section if he relied and acted in good faith upon financial statements of the Corporation represented to him to be correct by the President or the Officer of the Corporation having charge of its books of account, or certified by an independent public or certified public accountant or firm of such accountants fairly to reflect the financial condition of the Corporation, nor shall he be so liable if in good faith in determining the amount available for any such dividend or distribution he considered the assets to be of their book value.

     Clause (f) CONTRIBUTION FROM SHAREHOLDERS. Any Director against whom a claim shall be asserted under or pursuant to this Section for the payment of a dividend or other distribution of assets of the Corporation and who shall be held liable thereon, shall be entitled to contribution from the shareholders who accepted or received any such dividend or assets, knowing such dividend or distribution to have been made in violation of this Section, in proportion to the amounts received by them respectively.

     Clause (g) CONTRIBUTION FROM OTHER DIRECTORS. Any Director against whom a claim shall be asserted under or pursuant to this Section shall be entitled to contribution from the other Directors who voted for or assented to the action upon which the claim is asserted.

Section 14. EFFECT OF PRESENCE AT MEETINGS. A Director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 15. PLACES OF KEEPING RECORDS. Subject to the limitations existing under the Act and the laws of the State of Minnesota, the books of account, records, documents, and papers of the Corporation may be kept at any place or places within the State of Minnesota. Limitations on the place or places where the books of account, records, documents, and papers of the Corporation may be kept may be made from time to time by the Bylaws of the Corporation.

Section 16. PROVISIONS FOR WORKING CAPITAL. The Board of Directors of the Corporation shall have power, from time to time, to fix and determine and to vary the amount to be reserved as working capital of the Corporation and, before the payment of any dividends or the making of any distribution of profits, it may set aside out of the net profits or earned surplus of the Corporation such sum or sums as it may from time to time in its absolute discretion determine to be proper whether as a reserve fund to meet contingencies or for the equalizing of dividends, or for repairing or maintaining any property of the Corporation, or for an addition to the stated capital, capital surplus, or earned surplus, or for any corporate purposes that he Board of Directors shall think conducive to the best interest of the Corporation, subject only to such limitations as the Restated Code of Bylaws of the Corporation may from time to time impose.

Section 17. TO WHOM SHARES MAY BE SOLD. Subject to the provisions of the Articles of Incorporation, any of the shares of the Corporation may be issued, sold or otherwise disposed of by it from time to time to such person, corporations, or other legal entities as the Board of Directors of the Corporation may determine.

Section 18. INTEREST OF DIRECTORS IN CONTRACTS. Any contract or other transaction between the Corporation and one or more of its Directors, or between the Corporation and any firm of which one or more of its Directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its Directors are shareholders, members, directors, officers, or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such Director or Directors at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors present, such interested Director or Directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote. This Section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

Section 19. COMPENSATION OF DIRECTORS. By act of a majority of the Board of Directors, the members of the Board of Directors may be paid a retainer and/or a fee for attendance at all annual, regular, special and adjourned meetings of the Board and its duly constituted committees. No such fee shall be paid any Director if absent. Any Director of the Corporation may also serve the Corporation in any other capacity, and receive compensation therefore in any form.

                                   ARTICLE VI

                               EXECUTIVE COMMITTEE

Section 1.  DESIGNATION  OF EXECUTIVE  COMMITTEE.  By resolution of the Board of
Directors, the Board may designate two or more Directors to constitute an Executive Committee. The designation of such Executive Committee, and the delegation of the authority herein granted, shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. No member of the Executive Committee shall continue to be a member thereof after he ceases to be a Director of the Corporation. The Board of Directors shall have the power at any time to increase or decrease the number of members of the Executive Committee, to fill vacancies thereon, to change any member thereof, and to change the functions or terminate the existence thereof.

Section 2. POWERS OF THE EXECUTIVE COMMITTEE. During the intervals between meetings of the Board of Directors, and subject to such limitations as may be required by law or by resolution of the Board of Directors, the Executive Committee shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation. The Executive Committee may also, from time to time, formulate and recommend to the Board of Directors for approval general policies regarding the management of the business and affairs of the Corporation. All minutes of meetings of the Executive Committee shall be submitted to the next succeeding meeting of the Board of Directors for approval; but failure to submit the same or to receive the approval thereof shall not invalidate any completed or incompleted action taken by the Corporation upon authorization by the Executive Committee prior to the time at which the same should have been, or was, submitted as above provided.

Section 3. PROCEDURE; MEETINGS; QUORUM. The Chairman of the Executive Committee of the Corporation shall, if present, act as Chairman at all meetings of the Executive Committee, and the Secretary of the Corporation shall, if present, act as secretary of the meeting. In case of the absence of the Chairman from any meeting of the Executive Committee, the Executive Committee shall appoint an Acting Chairman of the meeting. The Executive Committee shall keep a record of its acts and proceedings. Regular meetings of the Executive Committee, of which no notice shall be necessary, shall be held on such days and at such places as shall be fixed by resolution adopted by a majority of the Executive Committee. Special meetings of the Executive Committee shall be called at the request of any member of the Executive Committee, and shall be held upon notice by letter, facsimile, or other electronic memo, delivered for transmission not later than during the second day immediately preceding the day for such meeting. Notice of any special meeting of the Executive Committee may be waived in writing, signed by the member or members entitled to such notice, whether before or after the time stated therein, and shall be equivalent to the giving of such notice. Attendance of any member of the Executive Committee at a special meeting shall constitute a waiver of notice of such special meeting. The Executive Committee may hold its meetings within or without the State of Minnesota, as it may from time to time by resolution determine. A majority of the Executive Committee shall be necessary to constitute a quorum for the transaction of any business, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Executive Committee. The members of the Executive Committee shall act only as a committee, and the individual members shall have no power as such.

                                   ARTICLE VII

                                    OFFICERS

Section 1. NUMBER AND DESIGNATION. The Officers of the Corporation shall be elected or appointed by the Board of Directors. The Corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer and Chief Financial Officer. The Board of Directors may elect or appoint such other officers or agents as it deems necessary for the operation and management of the Corporation, with such powers, rights, duties, and responsibilities as may be determined by the Board, including, without limitation, a Chairman of the Board (who shall be a director), a President, one or more Vice Presidents, a Secretary, and a Treasurer, each of whom shall have the powers, rights, duties, and responsibilities set forth in these Bylaws, unless otherwise determined by the Board. Any of the offices or functions of those offices may be held or performed by the same person.

Section 2. CHIEF EXECUTIVE OFFICER. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Executive Officer: (a) shall be responsible for the general active management of the business of the
Corporation;   (b)  shall,  when  present,   preside  at  all  meetings  of  the
shareholders;   (c)  shall  be  responsible  for  implementing  all  orders  and resolutions of the Board; (d) shall sign and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts, or other instruments pertaining to the business of the Corporation, except where authority to sign and deliver is required or permitted by law to be exercised by another person and except where such authority is expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation; (e) may maintain records of and certify proceedings of the Board and shareholders; and (f) shall perform such other duties as may from time to time be assigned to him by the Board.

Section 3. CHIEF FINANCIAL OFFICER. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Financial Officer: (a) shall keep accurate financial records for the Corporation; (b) shall deposit all moneys, drafts, and checks in the name of and to the credit of the Corporation in such banks and depositories as the Board of Directors shall designate from time to time; (c) shall endorse for deposit all notes, checks, and drafts received by the Corporation as ordered by the Board, making proper vouchers therefore; (d) shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the Chief Executive Officer, making proper vouchers therefore; (e) shall render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f) shall perform such other duties as may be assigned to him by the Board of Directors or the Chief Executive Officer from time to time.

Section 4. CHAIRMAN OF THE BOARD. The Chairman of the Board of the Corporation shall preside at all meetings of the Board of Directors and shall perform such other functions as may be determined from time to time by the Board.

Section 5. PRESIDENT. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated Chief Executive Officer, the President shall perform such duties as may from time to time be assigned to him by the Board, or if authorized by the Board, such duties as are assigned to him by the Chief Executive Officer.

Section 6. VICE PRESIDENTS. Any one or more Vice Presidents, if any, may be designated by the Board of Directors as Executive Vice Presidents or Senior Vice Presidents. During the absence or disability of the President, it shall be the duty of the highest ranking Executive Vice President, and, in the absence of any such Vice President, it shall be the duty of the highest ranking Senior Vice President or other Vice President, who shall be present at the time and able to act, to perform the duties of the President. The determination of who is the highest ranking of two or more persons holding the same office shall, in the absence of specific designation of order or rank by the Board of Directors, be made on the basis of the earliest date of appointment or election, or, in the event of simultaneous appointment or election, on the basis of the longest continuous employment by the Corporation.

Section 7. SECRETARY. The Secretary, unless otherwise determined by the Board, shall attend all meetings of the shareholders and all meetings of the Board of Directors, shall record or cause to be recorded all proceedings thereof in a book to be kept for that purpose, and may certify such proceedings. Except as otherwise required or permitted by law or by these Bylaws, the Secretary shall give or cause to be given notice of all meetings of the shareholders and all meetings of the Board of Directors.

Section 8. TREASURER. Unless otherwise determined by the Board, the Treasurer shall be the Chief Financial Officer of the Corporation. If an officer other than the Treasurer is designated Chief Financial Officer, the Treasurer shall perform such duties as may from time to time be assigned to him by the Board.

Section 9. TREASURER'S BOND. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 10. VACANCIES. If any office becomes vacant by reason of death, resignation, retirement, disqualification, removal, or other cause, the directors then in office, although less than a quorum, may by a majority vote, choose a successor or successors who shall hold office for the unexpired term in respect of which such vacancy occurred.

Section 11. AUTHORITY AND DUTIES. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to tine by the Board of Directors. Unless prohibited by a resolution approved by the affirmative vote of a majority of the Directors present, an officer elected or appointed by the Board may, without the approval of the Board, delegate some or all of the duties and powers of an office to other persons.

Section 12. TERM; RESIGNATION; REMOVAL; VACANCIES.

     Clause (a) All officers of the Corporation shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation, or removal.

     Clause (b) An officer may resign at any time by giving written notice to the Corporation. The resignation is effective without acceptance when the notice is given to the Corporation, unless a later effective date is specified in the notice.

     Clause (c) An officer may be removed at any time, with or without cause, by a resolution approved by an affirmative vote of the majority of the directors present at a duly held Board meeting.

     Clause (d) A vacancy in an office because of death, resignation, removal, disqualification, or other cause may, or in the case of a vacancy in the office of Chief Executive Officer or Chief Financial Officer shall, be filled by the Board.

Section 13. OFFICERS SHALL NOT LEND CORPORATE CREDIT. Except when properly authorized to act on behalf of the Corporation, no officer of this Corporation may sign or endorse, in the name of or on behalf of this Corporation or in his official capacity, any obligations for the accommodation of any other party. No check, note, bond, stock certificate, or other security or thing of value belonging to this Corporation shall be used by an officer or director as collateral for any obligation other than a valid obligation of the Corporation.

Section 14. SALARIES. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or by the Chief Executive Officer, if authorized by the Board.

                                  ARTICLE VIII

Section 1. INDEMNIFICATION. The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

Section 2. INSURANCE. The Corporation may purchase insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Minnesota Business Corporation Act.


                                   ARTICLE IX

                             SPECIAL CORPORATE ACTS.
                    NEGOTIABLE INSTRUMENTS, DEEDS, CONTRACTS
                           AND SHAREHOLDERS' MEETINGS.

Section 1. EXECUTION OF NEGOTIABLE INSTRUMENTS. All checks, drafts, notes, bonds, bills of exchange and orders for the payment of money of the Corporation shall, unless otherwise directed by the Board of Directors, or unless otherwise required bylaw, be signed by any two of the following Officers: Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, a Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. The Board of Directors may, however, authorize any one of such Officers to sign checks, drafts and orders for the payment of money, which are for respective amounts not in excess of $10,000.00 in any case, singly and without necessity of countersignature; and may designate Officers and employees of the Corporation, other than those names above, or different combinations of such Officers and employees of the Corporation, who may, in the name of the Corporation, execute in its behalf checks, drafts and orders for the payment of money, which are for amounts not in excess of $5,000.00.

Section 2. EXECUTION OF DEEDS, CONTRACTS, ETC. Subject always to the specific directions of the Board of Directors all deeds and mortgages made by the Corporation and all other written contracts and agreements to which the Corporation shall be a party shall be executed in its name by the President or one of the Vice Presidents and attested by the Secretary or an Assistant Secretary; and the Secretary or an Assistant Secretary, when necessary or required, shall affix the Corporate Seal thereto.

Section 3. ENDORSEMENT OF STOCK CERTIFICATES. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any corporation and owned by the Corporation (including reacquired shares of stock of the Corporation) may, for sale or transfer, be endorsed in the name of the Corporation by the President or one of the Vice Presidents, and attested by the Secretary or an Assistant Secretary either with or without affixing thereto the Corporate Seal.

Section 4. VOTING OF SHARES OWNED BY CORPORATION. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders meeting of such other corporation by the President of the Corporation if he be present, or in his absence by any Vice President of the Corporation who, may be present. Whenever, in the judgment of the President, or, in his absence, of any Vice Presidents, it is desirable for the Corporation to execute a proxy or give a shareholders consent in respect to any share of shares of stock issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the President or one of the Vice Presidents of the Corporation and shall be attested by the Secretary or an Assistant Secretary of the Corporation under the Corporate Seal without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by such other corporation and owned by the Corporation the same as such share or shares might be voted by the Corporation.


                                    ARTICLE X

                                   AMENDMENTS


The power to alter, amend or repeal these Bylaws, or adopt new Bylaws, is vested in the Board of Directors, but the affirmative vote of the number of Directors which is equal to a majority of the number who would constitute a full Board of Directors at the time of such action shall be necessary to effect any such action.

The undersigned, Possis Medical, Inc., a Minnesota corporation, does hereby certify that the foregoing Amended Bylaws were duly adopted as the Bylaws of the Corporation by its Board of Directors, and are effective as of February 19, 2007.


                                        POSSIS MEDICAL, INC.


                                        By:/s/ Irving R. Colacci
                                           -------------------------------------
                                           Irving R. Colacci, Secretary